POWER OF ATTORNEY

          The undersigned officers and directors of Ault Incorporated hereby constitute and appoint Frederick M. Green and Carlos S. Montague, or either of them, with power to act one without the other, our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for us and in our stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on October 16, 1997 in the capacities indicated.

Signature                    Title

 /s/ Frederick M. Green      President, chief Executive and
Frederick M. Green           Director


 /s/ Carlos S. Montague      Vice President, Treasurer, Chief
Carlos S. Montague           Financial Officer, Assistant Secretary
                             and
                             Director (Principal Financial Officer
                             and
                             Accounting Officer)

 /s/ Matthew A. Sutton       Director
Matthew A. Sutton



 /s/ Eric G. Mitchell, Jr.   Director
Eric G. Mitchell, Jr.


 /s/ Delbert W. Johnson      Director
Delbert W. Johnson


 /s/ John G. Kassakian       Director
John G. Kassakian


 /s/ Edward C. Lund          Director
Edward C. Lund

 /s/ James M. Duddleston     Director
James M. Duddleston